UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/31/2012

Item 1. Schedule of Investments.

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Shares	Value
Wholly-Owned Subsidiary–6.2%
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. [1,2] (Cost $1,164,797)	10,000	$1,084,613
Common Stocks–7.6%
American Capital Agency Corp.	3,922	136,642
Annaly Mortgage Management, Inc.	7,577	131,158
Anworth Mortgage Asset Corp.	18,617	127,713
ARMOUR Residential REIT, Inc.	18,162	135,489
Capstead Mortgage Corp.	9,087	130,308
Chimera Investment Corp.	44,602	113,289
Goldman Sachs Group, Inc. (The)	102	10,783
Hatteras Financial Corp.	4,304	124,773
Invesco Mortgage Capital, Inc.	6,905	141,483
MFA Mortgage Investments, Inc.	16,674	136,560
Resource Capital Corp.	23,906	142,951

Total Common Stocks (Cost $1,238,363)		1,331,149

	Principal Amount
Mortgage-Backed Obligations–6.4%
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 2.471%, 7/1/26[3]	$407,779	96,748
Series 2601, Cl. GS, 37.745%, 11/15/17[3]	184,429	9,567
Series 2639, Cl. SA, 0.906%, 7/15/22[3]	150,784	9,472
Series 2815, Cl. PT, 43.039%, 11/15/32[3]	328,752	40,947
Series 2922, Cl. SE, 10.179%, 2/15/35[3]	44,771	10,203
Series 3005, Cl. WI, 13.625%, 7/15/35[3]	368,795	30,217
Series 3201, Cl. SG, 5.82%, 8/15/36[3]	230,297	36,623
Series 3606, Cl. SN, 8.97%, 12/15/39[3]	274,089	47,558
Series 3736, Cl. SN, 7.162%, 10/15/40[3]	493,862	79,126
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-78, Cl. JS, 0.759%, 8/25/41[3]	462,157	72,874
Trust 2003-33, Cl. IA, 11.754%, 5/25/33[3]	121,383	24,664
Trust 2003-52, Cl. NS, 99.999%, 6/25/23[3]	195,909	30,185
Trust 2004-56, Cl. SE, 16.755%, 10/25/33[3]	238,425	40,644
Trust 2005-12, Cl. SC, 13.384%, 3/25/35[3]	22,631	4,766
Trust 2005-14, Cl. SE, 30.222%, 3/25/35[3]	387,891	65,522
Trust 2005-5, Cl. SD, 12.238%, 1/25/35[3]	338,456	61,421
Trust 2005-6, Cl. SE, 21.924%, 2/25/35[3]	352,836	60,597
Trust 2005-87, Cl. SE, 19.476%, 10/25/35[3]	332,735	50,775
Trust 2006-51, Cl. SA, 14.09%, 6/25/36[3]	115,536	17,279
Trust 2006-53, Cl. US, 15.933%, 6/25/36[3]	290,218	43,216
Trust 2007-88, Cl. XI, 35.512%, 6/25/37[3]	524,166	92,113
Trust 2010-116, Cl. BI, 11.56%, 8/1/20[3]	853,391	81,406
Trust 2011-96, Cl. SA, 7.82%, 10/25/41[3]	83,302	16,521

1	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount	Value
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 6.474%, 10/16/29[3]	$391,294	$88,150

Total Mortgage-Backed Obligations (Cost $1,023,469)		1,110,594
U.S. Government Obligations–2.7%
U.S. Treasury Bills, 0.132%, 11/29/12[4,5] (Cost $474,847)	475,000	474,901
Non-Convertible Corporate Bonds and Notes–38.8%
Consumer Discretionary–3.7%
Auto Components–0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8% Sr. Unsec. Nts., 1/15/18	50,000	53,500
Automobiles–1.2%
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	200,000	212,000
Hotels, Restaurants & Leisure–0.7%
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	100,000	63,500
MGM Resorts International, 7.75% Sr. Unsec. Unsub. Nts., 3/15/22	50,000	50,625

		114,125
Media–1.5%
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[6]	50,000	36,750
Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21	50,000	43,125
Nara Cable Funding Ltd., 8.875% Sr. Sec. Nts., 12/1/18[6]	200,000	182,500

		262,375
Consumer Staples–1.8%
Food Products–1.8%
Del Monte Corp., 7.625% Sr. Unsec. Nts., 2/15/19	50,000	50,188
Marfrig Holding Europe BV, 8.375% Sr. Unsec. Nts., 5/9/18[6]	200,000	159,000
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[6]	100,000	99,250

		308,438
Energy–5.5%
Energy Equipment & Services–1.2%
Expro Finance Luxembourg SCA, 8.50% Sr. Sec. Nts., 12/15/16[6]	100,000	100,500
Offshore Group Investments Ltd.:
11.50% Sr. Sec. Nts., 8/1/15	50,000	55,500
11.50% Sr. Sec. Nts., 8/1/15[6]	50,000	55,500

		211,500
Oil, Gas & Consumable Fuels–4.3%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[6]	100,000	105,875
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	50,000	45,375
EP Energy LLC/EP Energy Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[6]	50,000	54,438
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	50,000	54,250
NGPL PipeCo LLC, 7.119% Sr. Unsec. Nts., 12/15/17[6]	50,000	52,250
OGX Petroleo e Gas Participacoes SA, 8.50% Sr. Unsec. Nts., 6/1/18[6]	200,000	178,500
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[6]	100,000	100,250

2	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Sabine Pass LNG LP, 7.50% Sr. Sec. Nts., 11/30/16	$100,000	$107,500
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[6]	50,000	51,563

		750,001
Financials–10.1%
Capital Markets–1.1%
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	50,000	56,000
RBS Global, Inc./Rexnord LLC, 8.50% Sr. Unsec. Nts., 5/1/18	50,000	55,250
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	100,000	82,750

		194,000
Commercial Banks–7.7%
Banco BMG SA, 9.15% Nts., 1/15/16[7]	160,000	156,800
Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub. Bonds[6,8]	200,000	238,000
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[6]	200,000	219,000
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[6]	200,000	227,000
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[6]	100,000	98,789
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[6,9]	200,000	195,000
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[6]	200,000	216,250

		1,350,839
Insurance–0.3%
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17	50,000	58,125
Real Estate Investment Trusts–0.4%
Weyerhaeuser Co., 7.375% Debs., 3/15/32	50,000	60,517
Real Estate Management & Development–0.6%
Evergrande Real Estate Ltd., 13% Sr. Unsec. Unsub. Bonds, 1/27/15[6]	100,000	97,250
Health Care–1.8%
Biotechnology–0.3%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	50,000	55,250
Health Care Equipment & Supplies–0.6%
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[6]	100,000	102,250
Health Care Providers & Services–0.3%
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	50,000	52,750
Pharmaceuticals–0.6%
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[6]	50,000	52,875
Warner Chilcott Co. LLC/Warner Chilcott Finance LL C, 7.75% Sr. Unsec. Nts., 9/15/18	50,000	54,125

		107,000
Industrials–1.8%
Air Freight & Logistics–0.6%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	100,000	102,500
Trading Companies & Distributors–0.6%
Air Lease Corp., 5.625% Sr. Unsec. Nts., 4/1/17[6]	50,000	50,125

3	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount	Value
Trading Companies & Distributors Continued
UR Financing Escrow Corp., 7.625% Sr. Unsec. Nts., 4/15/22[6]	$50,000	$54,125

		104,250
Transportation Infrastructure–0.6%
DP World Ltd., 6.85% Sr. Unsec. Unsub. Bonds, 7/2/37[6]	100,000	106,600
Information Technology–1.5%
Communications Equipment–0.6%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[6]	50,000	46,000
CommScope, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19[6]	50,000	53,813

		99,813
IT Services–0.3%
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	50,000	50,875
Semiconductors & Semiconductor Equipment—0.3%
Freescale Semiconductor, Inc., 9.25% Sr. Sec. Nts., 4/15/18[6]	50,000	54,375
Software–0.3%
Lawson Software, Inc., 9.375% Sr. Nts., 4/1/19[6]	50,000	54,375
Materials–4.2%
Construction Materials–0.6%
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[6]	100,000	102,500
Metals & Mining–3.0%
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[6]	150,000	120,375
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[6]	200,000	183,500
JSC Severstal, 6.70% Nts., 10/25/17[6]	100,000	104,750
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	100,000	112,250

		520,875
Paper & Forest Products–0.6%
Fibria Overseas Finance Ltd., 7.50% Sr. Unsec. Nts., 5/4/20[6]	100,000	110,500
Telecommunication Services–6.5%
Diversified Telecommunication Services–1.2%
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	50,000	56,000
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17	50,000	52,688
Level 3 Financing, Inc., 8.125% Sr. Unsec. Unsub. Nts., 7/1/19	50,000	52,625
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	50,000	54,625

		215,938
Wireless Telecommunication Services–5.3%
Clearwire Communications LLC/Clearwire Finance, Inc., 12% Sr. Sec. Nts., 12/1/15[6]	150,000	149,250
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	50,000	48,750
Digicel Group Ltd., 10.50% Sr. Unsec. Nts., 4/15/18[6]	200,000	218,000
Vimpel Communications/VIP Finance Ireland Ltd. OJSC, 7.748% Sec. Nts., 2/2/21[6]	200,000	206,500
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[6]	200,000	203,500
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[6]	100,000	92,000

		918,000

4	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount	Value
Utilities–1.9%
Electric Utilities–0.3%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	$100,000	$53,000
Energy Traders–1.3%
Calpine Corp., 7.50% Sr. Sec. Nts., 2/15/21[6]	50,000	55,750
Intergen NV, 9% Sr. Sec. Bonds, 6/30/17[6]	75,000	73,500
NRG Energy, Inc., 7.875% Sr. Unsec. Nts., 5/15/21	100,000	107,500

		236,750
Gas Utilities–0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., 7% Sr. Unsec. Nts., 5/20/22	50,000	53,500

Total Non-Convertible Corporate Bonds and Notes (Cost $6,618,769)		6,773,771
Event-Linked Bonds–5.9%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.728%, 1/15/17[6,9]	250,000	257,175
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 2.967%, 6/6/13[6,9]	500,000	271,100
Vita Capital IV Ltd. Catastrophe Linked Nts., 4.109%, 1/15/15[6,9]	500,000	508,050

Total Event-Linked Bonds (Cost $1,241,487)		1,036,325

	Expiration Date	Strike Price	Contracts
Options Purchased–0.7%
3-Month FX Basket Put/USD Call[2]	10/31/12	$96.00	265,000	234
Standard & Poor’s 500 Index (The) Put[2]	10/19/12	1,410.00	35	129,325

Total Options Purchased (Cost $130,878)				129,559

	Shares
Investment Companies–30.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.19%[1,10]	403,599	403,599
Oppenheimer Master Event-Linked Bond Fund, LLC[1]	309,555	3,690,623
Oppenheimer Master Loan Fund, LLC[1]	102,450	1,302,468

Total Investment Companies (Cost $5,399,258)		5,396,690
Total Investments, at Value (Cost $17,291,868)	99.2%	17,337,602
Other Assets Net of Liabilities	0.8	143,532

Net Assets	100.0%	$17,481,134

Footnotes to Statement of Investments

5	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2012	Gross Additions	Gross Reductions	Shares August 31, 2012
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.[a]	10,000	—	—	10,000
Oppenheimer Institutional Money Market Fund, Cl. E	1,281,036	5,440,062	6,317,499	403,599
Oppenheimer Master Event-Linked Bond Fund, LLC	309,555	—	—	309,555
Oppenheimer Master Loan Fund, LLC	269,656	—	167,206	102,450

	Value	Income		Realized Gain (Loss)
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.[a]	$1,084,613	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E	403,599	236		—
Oppenheimer Master Event-Linked Bond Fund, LLC	3,690,623	83,423	[b]	6,564 [b]
Oppenheimer Master Loan Fund, LLC	1,302,468	35,168	[c]	(10,890)[c]

	$6,481,303	$118,827		$(4,326)

a.	Investment in a wholly-owned subsidiary. See the Statement of Investments and the accompanying Notes of the entity included herein.
b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2.	Non-income producing security.

3.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,110,594 or 6.35% of the Fund’s net assets as of August 31, 2012.
4.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $24,995. See accompanying Notes.
5.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $449,906. See accompanying Notes.
6.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,698,653 or 32.60% of the Fund’s net assets as of August 31, 2012.
7.	Restricted security. The aggregate value of restricted securities as of August 31, 2012 was $156,800, which represents 0.90% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation
Banco BMG SA, 9.15% Nts., 1/15/16	6/21/12	$141,791	$156,800	$15,009

8.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
9.	Represents the current interest rate for a variable or increasing rate security.
10.	Rate shown is the 7-day yield as of August 31, 2012.

6	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$12,808,941	73.9%
Brazil	1,288,800	7.4
Russia	620,625	3.6
Ireland	400,500	2.3
India	307,250	1.8
Ukraine	282,750	1.6
Supranational	257,409	1.5
Turkey	216,250	1.2
United Kingdom	199,289	1.2
Luxembourg	155,188	0.9
Australia	120,375	0.7
United Arab Emirates	106,600	0.6
Mexico	102,500	0.6
Venezuela	100,250	0.6
China	97,250	0.6
Italy	92,000	0.5
The Netherlands	73,500	0.4
Spain	55,250	0.3
Canada	52,875	0.3

Total	$17,337,602	100.0%

Foreign Currency Exchange Contracts as of August 31, 2012 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
Chilean Peso (CLP)	Buy	2,000	CLP	9/20/12	$4,151	$153	$—
Chilean Peso (CLP)	Sell	34,000	CLP	9/20/12	70,564	—	1,139
Norwegian Krone (NOK)	Buy	320	NOK	9/20/12	55,176	2,649	—

						2,802	1,139
Bank Paribas Asia:
British Pound Sterling (GBP)	Sell	50	GBP	11/5/12	79,375	—	1,402
Euro (EUR)	Sell	280	EUR	11/5/12	352,455	—	7,614
Japanese Yen (JPY)	Sell	34,000	JPY	11/5/12	434,505	709	—

						709	9,016
Barclay’s Capital:
Malaysian Ringgit (MYR)	Buy	30	MYR	9/20/12	9,616	145	—
Norwegian Krone (NOK)	Buy	470	NOK	9/20/12	81,040	1,532	—
Norwegian Krone (NOK)	Sell	20	NOK	9/20/12	3,449	—	157
Singapore Dollar (SGD)	Buy	130	SGD	9/20/12	104,291	233	—
South African Rand (ZAR)	Sell	30	ZAR	9/20/12	3,560	91	—
Swedish Krona (SEK)	Sell	30	SEK	9/20/12	4,527	—	283

						2,001	440

7	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Citigroup:
Australian Dollar (AUD)	Buy	40	AUD	9/24/12	$41,234	$—	$645
British Pound Sterling (GBP)	Buy	110	GBP	9/24/12	174,649	904	—
Chilean Peso (CLP)	Buy	10,000	CLP	9/20/12	20,754	847	—
Chilean Peso (CLP)	Sell	4,000	CLP	9/20/12	8,302	—	250
Euro (EUR)	Buy	830	EUR	9/24/12	1,044,225	10,045	—
Euro (EUR)	Sell	40	EUR	9/20/12	50,322	78	416
Hong Kong Dollar (HKD)	Buy	330	HKD	10/18/12	42,553	2	—
Indian Rupee (INR)	Buy	1,000	INR	9/20/12	17,956	—	180
Japanese Yen (JPY)	Sell	2,000	JPY	9/20/12	25,548	—	8
Mexican Nuevo Peso (MXN)	Buy	200	MXN	9/20/12	15,117	422	—
Mexican Nuevo Peso (MXN)	Sell	100	MXN	9/20/12	7,559	—	176
New Zealand Dollar (NZD)	Sell	20	NZD	9/20/12	16,047	—	399
Norwegian Krone (NOK)	Buy	790	NOK	9/20/12	136,216	616	—
South Korean Won (KRW)	Sell	8,000	KRW	9/20/12	7,053	—	115
Swedish Krona (SEK)	Sell	880	SEK	9/20/12	132,780	538	—
Swiss Franc (CHF)	Buy	40	CHF	9/24/12	41,914	325	—

						13,777	2,189
Credit Suisse
British Pound Sterling (GBP)	Sell	35	GBP	9/20/12	55,571	—	117
Deutsche Bank Securities, Inc.:
Canadian Dollar (CAD)	Buy	35	CAD	9/20/12	35,491	86	—
Canadian Dollar (CAD)	Sell	110	CAD	9/20/12	111,544	—	3,889
Indian Rupee (INR)	Sell	1,000	INR	9/20/12	17,956	—	166
South Korean Won (KRW)	Buy	8,000	KRW	9/20/12	7,053	53	9

						139	4,064
Goldman Sachs & Co.
South African Rand (ZAR)	Buy	2,980	ZAR	9/17/12	353,814	236	—
JP Morgan Chase:
Brazilian Real (BRR)	Buy	19	BRR	9/11/12	9,441	24	—
British Pound Sterling (GBP)	Sell	20	GBP	9/20/12	31,755	—	601
Malaysian Ringgit (MYR)	Sell	30	MYR	9/20/12	9,616	—	209
Mexican Nuevo Peso (MXN)	Buy	5,100	MXN	9/17/12- 9/20/12	385,606	9,209	—
Mexican Nuevo Peso (MXN)	Sell	200	MXN	9/20/12	15,117	—	582
Russian Ruble (RUR)	Buy	2,100	RUR	9/20/12	64,830	683	36
Russian Ruble (RUR)	Sell	1,000	RUR	9/20/12	30,871	—	664

						9,916	2,092
Morgan Stanley & Co., Inc.:
Australian Dollar (AUD)	Sell	65	AUD	9/20/12	67,030	365	956
Brazilian Real (BRR)	Buy	350	BRR	10/2/12	171,516	1,328	—
Canadian Dollar (CAD)	Buy	110	CAD	9/20/12	111,544	3,193	—
Japanese Yen (JPY)	Buy	20,000	JPY	9/24/12	255,490	3,385	—
Japanese Yen (JPY)	Sell	14,000	JPY	11/21/12	178,941	—	2,539
New Zealand Dollar (NZD)	Buy	20	NZD	9/20/12	16,047	70	—

						8,341	3,495
Nomura Securities:
Australian Dollar (AUD)	Buy	40	AUD	9/20/12	41,250	548	—
Brazilian Real (BRR)	Sell	470	BRR	10/2/12	230,321	—	1,783
British Pound Sterling (GBP)	Buy	20	GBP	9/20/12	31,755	748	—
Canadian Dollar (CAD)	Buy	170	CAD	9/24/12	172,372	—	35

8	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Euro (EUR)	Buy	40	EUR	9/20/12	$50,322	$1,039	$—
Norwegian Krone (NOK)	Buy	10	NOK	9/20/12	1,724	90	—
Norwegian Krone (NOK)	Sell	400	NOK	9/20/12	68,970	—	3,655
Swedish Krona (SEK)	Buy	30	SEK	9/20/12	4,527	189	—
New Turkish Lira (TRY)	Buy	18	TRY	9/4/12	9,753	—	7

						2,614	5,480
State Street:
South African Rand (ZAR)	Buy	30	ZAR	9/20/12	3,560	—	79
South African Rand (ZAR)	Sell	220	ZAR	9/20/12	26,110	476	—

						476	79
Westpac
Australian Dollar (AUD)	Buy	355	AUD	9/17/12	366,191	9,008	—

Total unrealized appreciation and depreciation						$50,019	$28,111

Futures Contracts as of August 31, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index	Sell	13	10/16/12	$275,600	$(1,872)
Euro-Bundesobligation	Sell	2	9/6/12	362,296	(1,190)
FTSE 100 Index	Sell	3	9/21/12	271,452	(14,491)
Japan Mini Bonds, 10 yr.	Sell	2	9/7/12	367,788	270
NIKKEI 225 Index	Sell	13	9/13/12	732,646	(39,705)
SPI 200 Index	Sell	3	9/20/12	333,812	(15,571)
Standard & Poor’s 500 E-Mini Index	Buy	38	9/21/12	2,669,690	157,713
Standard & Poor’s 500 E-Mini Index	Sell	26	9/21/12	1,826,630	(108,086)
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	1	9/20/12	138,514	(6,732)
U.S. Treasury Long Bonds, 20 yr.	Buy	16	12/19/12	2,422,500	14,583
U.S. Treasury Nts., 2 yr.	Sell	20	12/31/12	4,411,563	(3,315)
U.S. Treasury Nts., 10 yr.	Sell	2	12/19/12	267,438	(2,068)

					$(20,464)

Written Options as of August 31, 2012 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Standard & Poor’s 500 Index (The)	Call	19	$1,270.000	10/1/12	$260,237	$(245,955)	$14,282
Standard & Poor’s 500 Index (The)	Call	19	1,475.000	10/1/12	2,412	(1,235)	1,177
Standard & Poor’s 500 Index (The)	Put	70	1,250.000	3/29/13	302,188	(308,000)	(5,812)
Standard & Poor’s 500 Index (The)	Put	19	1,270.000	10/1/12	4,312	(2,850)	1,462

					$569,149	$(558,040)	$11,109

9	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Credit Default Swap Contracts as of August 31, 2012 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Barrick Gold Corp.
Goldman Sachs International	Buy	$340,000	1%	9/20/17	$(9,574)	$11,506	$1,932

Total		340,000			(9,574)	11,506	1,932
CDX Emerging Market Index, Series 17:
Barclays Bank plc	Sell	440,000	5	6/20/17	(53,008)	52,585	(423)
Deutsche Bank AG	Sell	330,000	5	6/20/17	(39,756)	39,439	(317)

Total		770,000			(92,764)	92,024	(740)
Expedia, Inc.
Credit Suisse International	Sell	340,000	1	9/20/17	10,982	(11,442)	(460)

Total		340,000			10,982	(11,442)	(460)
Freeport-McMoRan Copper & Gold, Inc.
Citibank NA	Buy	340,000	1	9/20/17	(14,475)	12,573	(1,902)

Total		340,000			(14,475)	12,573	(1,902)
Gap, Inc. (The)
Bank of America NA	Sell	340,000	1	9/20/17	17,387	(9,095)	8,292

Total		340,000			17,387	(9,095)	8,292
Halliburton Co.
Credit Suisse International	Buy	340,000	1	9/20/17	1,827	(4,395)	(2,568)

Total		340,000			1,827	(4,395)	(2,568)
Hewlett-Packard Co.
Credit Suisse International	Buy	340,000	1	9/20/17	(14,786)	29,564	14,778

Total		340,000			(14,786)	29,564	14,778
Johnson Controls, Inc.:
Deutsche Bank AG	Buy	78,000	1	9/20/17	(2,187)	2,622	435
Goldman Sachs International	Buy	154,000	1	9/20/17	(4,341)	5,176	835
Goldman Sachs International	Buy	108,000	1	9/20/17	(4,647)	3,630	(1,017)

Total		340,000			(11,175)	11,428	253
M.D.C. Holdings, Inc.
Deutsche Bank AG	Sell	340,000	1	9/20/17	10,026	(7,425)	2,601

Total		340,000			10,026	(7,425)	2,601
Sherwin-Williams Co. (The)
Deutsche Bank AG	Sell	340,000	1	9/20/17	(6,127)	6,070	(57)

Total		340,000			(6,127)	6,070	(57)
SLM Corp.
Deutsche Bank AG	Sell	340,000	5	9/20/17	(9,572)	20,481	10,909

Total		340,000			(9,572)	20,481	10,909

Grand Total Buys					(48,183)	60,676	12,493
Grand Total Sells					(70,068)	90,613	20,545

Total Credit Default Swaps					$(118,251)	$151,289	$33,038

10	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$770,000	$—	BBB-
Investment Grade Single Name Corporate Debt	1,020,000	—	A to BBB-
Non-Investment Grade Single Name Corporate Debt	680,000	—	BB+

Total	$2,470,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of August 31, 2012 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Six-Month AUD BBR BBSW
Barclays Bank plc	1,650,000	AUD	Six-Month AUD BBR BBSW	4.029%	7/3/22	$(24,646)
Six-Month DKK CIBOR2 DKNA13
Goldman Sachs Bank USA	9,910,000	DKK	Six-Month DKK CIBOR2 DKNA13	1.953	6/2/22	33,815
Three-Month SEK STIBOR SIDE
Goldman Sachs International	11,590,000	SEK	2.440%	Three-Month SEK STIBOR SIDE	11/3/21	(67,524)
Three-Month USD BBA LIBOR
Barclays Bank plc	1,800,000		Three-Month USD BBA LIBOR	2.358	11/2/21	140,990

Total Interest Rate Swaps						$82,635

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
DKK	Danish Krone
SEK	Swedish Krona

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CIBOR2	Two banking days preceding reset date of Copenhagen Interbank Offered Rate
DKNA13	Reuters 12-Month CIBOR
STIBOR SIDE	Stockholm Interbank Offered Rate

Total Return Swap Contracts as of August 31, 2012 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities:
Citibank NA	736,770	CAD	One-Month CAD BA CDOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/6/13	$(919)
Citibank NA	66,529,961	JPY	One-Month JPY BBA LIBOR plus 53 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	4/16/13	(24,612)

11	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Citibank NA	687,635	AUD	One-Month AUD BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/8/13	26,814
Goldman Sachs International	1,704,113		One-Month USD BBA LIBOR plus 18 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	8/6/13	45,882
Goldman Sachs International	5,647,235	HKD	One-Month HKD HIBOR HKAB plus 40 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	8/9/13	(9,670)
Goldman Sachs International	1,667,210		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	7/5/13	35,007
Morgan Stanley & Co. International plc	202,800	GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	7/10/13	9,050
UBS AG	529,546		One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	4/5/13	(17,533)

Reference Entity Total						64,019
HANG SENG Index Futures Contract expiring 9/27/12
Goldman Sachs International	5,904,715	HKD	If positive, the Total Return of the HANG SENG Index Futures Contract expiring 9/27/12	If negative, the absolute value of the Total Return of the HANG SENG Index Futures Contract expiring 9/27/12	10/4/12	12,122
IBOVESPA Futures Contract expiring 10/17/12
UBS AG	351,646		If positive, the Total Return of the IBOVESPA Futures Contract expiring 10/17/12	If negative, the absolute value of the Total Return of the IBOVESPA Futures Contract expiring 10/17/12 plus 5 basis points	10/19/12	13,621

12	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Reference Entity/ Swap Counterparty	Notional Amount	Paid by the Fund	Received by the Fund	Termination Date	Value
S&P 100 Index:
Goldman Sachs International	66,612	If positive, the Total Return of the S&P 100 Index	One-Month USD BBA LIBOR plus 5 basis points and if negative, the Total Return of the S&P 100 Index	1/8/13	(1,993)
Goldman Sachs International	1,502,386	If positive, the Total Return of the S&P 100 Index	One-Month USD BBA LIBOR plus 5 basis points and if negative, the Total Return of the S&P 100 Index	1/8/13	(18,954)

Reference Entity Total					(20,947)

Total of Total Return Swaps					$68,815

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen

Abbreviations are as follows:

BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
IBOVESPA	Bovespa Index
S&P	Standard & Poor’s

Volatility Swaps as of August 31, 2012 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
AUD/CAD Spot Exchange Rate
Morgan Stanley Capital Services, Inc.	1,700	AUD	The Historic Volatility of the mid AUD/CAD spot exchange rate during the period 8/2/12 to 9/5/12	5.950%	9/7/12	$912
EUR/CHF Spot Exchange Rate:
Morgan Stanley Capital Services, Inc.	1,400	EUR	The Historic Volatility of the mid EUR/CHF spot exchange rate during the period 8/7/12 to 9/6/12	1.900	9/10/12	2,444
Morgan Stanley Capital Services, Inc.	1,400	EUR	The Historic Volatility of the mid EUR/CHF spot exchange rate during the period 8/13/12 to 9/13/12	1.850	9/17/12	1,630

Reference Entity Total						4,074

13	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
EUR/JPY Spot Exchange Rate
Bank of America NA	1,400	EUR	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 8/3/12 to 9/4/12	11.400	9/7/12	(5,675)
GBP/AUD Spot Exchange Rate:
Bank of America NA	1,100	GBP	The Historic Volatility of the mid GBP/AUD spot exchange rate during the period 8/8/12 to 9/6/12	6.100	9/10/12	1,532
Goldman Sachs International	1,100	GBP	The Historic Volatility of the mid GBP/AUD spot exchange rate during the period 8/15/12 to 9/13/12	6.725	9/17/12	1,853

				Reference Entity Total		3,385
GBP/JPY Spot Exchange Rate:
Deutsche Bank AG	1,100	GBP	8.500%	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 8/27/12 to 9/26/12	9/28/12	373

Total where Fund pays a fixed rate	1,100	GBP				373

BNP Paribas	1,100	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 8/29/12 to 9/26/12	8.750	9/28/12	219
Goldman Sachs International	1,100	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 8/30/12 to 10/2/12	8.650	10/4/12	(458)
Goldman Sachs International	1,100	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 8/28/12 to 9/26/12	8.600	9/28/12	210

Total where Fund pays a variable rate	3,300	GBP				(29)

Total	4,400	GBP		Reference Entity Total		344
GBP/NZD Spot Exchange Rate:
Deutsche Bank AG	1,100	GBP	6.500	The Historic Volatility of the mid GBP/NZD spot exchange rate during the period 8/17/12 to 9/19/12	9/21/12	935

Total where Fund pays a fixed rate	1,100	GBP				935

Credit Suisse International	1,100	GBP	The Historic Volatility of the mid GBP/NZD spot exchange rate during the period 8/22/12 to 9/20/12	6.150	9/24/12	(77)

14	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Goldman Sachs International	1,100	GBP	The Historic Volatility of the mid GBP/NZD spot exchange rate during the period 8/16/12 to 9/18/12	6.900	9/20/12	1,919
Goldman Sachs International	1,100	GBP	The Historic Volatility of the mid GBP/NZD spot exchange rate during the period 8/20/12 to 9/20/12	6.400	9/24/12	463
Morgan Stanley Capital Services, Inc.	1,100	GBP	The Historic Volatility of the mid GBP/NZD spot exchange rate during the period 8/23/12 to 9/26/12	6.300	9/28/12	(280)

Total where Fund pays a variable rate	4,400	GBP				2,025

Total	5,500	GBP		Reference Entity Total		2,960
GBP/SEK Spot Exchange Rate
Deutsche Bank AG	1,100	GBP	8.000	The Historic Volatility of the mid GBP/SEK spot exchange rate during the period 8/21/12 to 9/20/12	9/24/12	(1,190)
NZD/CHF Spot Exchange Rate
Credit Suisse International	2,200	NZD	The Historic Volatility of the mid NZD/CHF spot exchange rate during the period 8/24/12 to 9/26/12	8.100	9/28/12	(569)

				Total Volatility Swaps		$4,241

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
EUR	Euro
GBP	British Pounds Sterling
NZD	New Zealand Dollar

Abbreviations/Definitions are as follows:

CAD	Canadian Dollar
CHF	Swiss Franc
JPY	Japanese Yen
SEK	Swedish Krona

15	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of August 31, 2012 is as follows:

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount		Value
Bank of America NA:
	Credit Default Sell Protection	$340,000		$(9,095)
	Volatility	1,400	EUR	(5,675)
	Volatility	1,100	GBP	1,532

				(13,238)
Barclays Bank plc:
	Credit Default Sell Protection	440,000		52,585
	Interest Rate	1,800,000		140,990
	Interest Rate	1,650,000	AUD	(24,646)

				168,929
BNP Paribas	Volatility	1,100	GBP	219
Citibank NA:
	Credit Default Buy Protection	340,000		12,573
	Total Return	687,635	AUD	26,814
	Total Return	736,770	CAD	(919)
	Total Return	66,529,961	JPY	(24,612)

				13,856
Credit Suisse International:
	Credit Default Buy Protection	680,000		25,169
	Credit Default Sell Protection	340,000		(11,442)
	Volatility	1,100	GBP	(77)
	Volatility	2,200	NZD	(569)

				13,081
Deutsche Bank AG:
	Credit Default Buy Protection	78,000		2,622
	Credit Default Sell Protection	1,350,000		58,565
	Volatility	3,300	GBP	118

				61,305
Goldman Sachs Bank USA	Interest Rate	9,910,000	DKK	33,815
Goldman Sachs International:
	Credit Default Buy Protection	602,000		20,312
	Interest Rate	11,590,000	SEK	(67,524)
	Total Return	11,551,950	HKD	2,452
	Total Return	4,940,321		59,942
	Volatility	5,500	GBP	3,987

				19,169
Morgan Stanley & Co. International plc	Total Return	202,800	GBP	9,050
Morgan Stanley Capital Services, Inc.:
	Volatility	1,700	AUD	912
	Volatility	2,800	EUR	4,074
	Volatility	1,100	GBP	(280)

				4,706
UBS AG	Total Return	881,192		(3,912)

	Total Swaps			$306,980

16	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona

Notes to Statement of Investments

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Investment in Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities in the annual and semiannual reports and the Fund’s Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

17	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

18	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

19	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of August 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,084,613	$—	$1,084,613
Common Stocks	1,331,149	—	—	1,331,149
Mortgage-Backed Obligations	—	1,110,594	—	1,110,594
U.S. Government Obligations	—	474,901	—	474,901
Non-Convertible Corporate Bonds and Notes	—	6,773,771	—	6,773,771
Event-Linked Bonds	—	1,036,325	—	1,036,325
Options Purchased	129,325	234	—	129,559
Investment Companies	403,599	4,993,091	—	5,396,690

Total Investments, at Value	1,864,073	15,473,529	—	17,337,602
Other Financial Instruments:
Futures margins	50,188	—	—	50,188
Foreign currency exchange contracts	—	50,019	—	50,019
Appreciated swaps, at value	—	399,140	—	399,140
Depreciated swaps, at value	—	114,297	—	114,297

Total Assets	$1,914,261	$16,036,985	$—	$17,951,246

Liabilities Table
Other Financial Instruments:
Futures margins	$(15,105)	$—	$—	$(15,105)
Foreign currency exchange contracts	—	(28,111)	—	(28,111)
Appreciated swaps, at value	—	(16,520)	—	(16,520)
Depreciated swaps, at value	—	(189,937)	—	(189,937)
Appreciated options written, at value	(250,040)	—	—	(250,040)
Depreciated options written, at value	(308,000)	—	—	(308,000)

Total Liabilities	$(573,145)	$(234,568)	$—	$(807,713)

20	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

21	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $577,565, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $350,131 as of August 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of August 31, 2012 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of August 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $23,374 for which the Fund has posted collateral of $319,995. If a contingent feature would have been triggered as of August 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

22	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended August 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $3,632,704 and $4,637,655, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

23	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the period ended August 31, 2012, the Fund had an ending monthly average market value of $6,187,888 and $8,328,116 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 31, 2012, the Fund had an ending monthly average market value of $57,065 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

24	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 31, 2012, the Fund had an ending monthly average market value of $202,199 and $78,010 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended August 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2012	36	$257,130	18	$3,060
Options written	840,454	1,106,444	840,147	336,342
Options closed or expired	(220,356)	(44,877)	(620,076)	(30,558)
Options exercised	(620,096)	(1,056,048)	(220,000)	(2,344)

Options outstanding as of August 31, 2012	38	$262,649	89	$306,500

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

25	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.

For the period ended August 31, 2012, the Fund had ending monthly average notional amounts of $2,523,600 and $1,872,500 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

26	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

For the period ended August 31, 2012, the Fund had ending monthly average notional amounts of $3,374,970 and $3,494,216 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the period ended August 31, 2012, the Fund had ending monthly average notional amounts of $7,106,539 and $2,365,024 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

27	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended August 31, 2012, the Fund had ending monthly average notional amounts of $5,272 and $30,425 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$17,522,091
Federal tax cost of other investments	(4,377,930)

Total federal tax cost	$13,144,161

Gross unrealized appreciation	$818,111
Gross unrealized depreciation	(823,237)

Net unrealized depreciation	$(5,126)

28	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

As of August 31, 2012 the Fund only held future contracts. Therefore, no Statement of Investments is included.

Notes to Statement of Investments

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

29	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities in the annual and semiannual report as of August 31, 2012 based on valuation input level:

30	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Other Financial Instruments:
Futures	$5,483	$—	$—	$5,483

Total Assets	$5,483	$—	$—	$5,483

Liabilities Table
Other Financial Instruments:
Futures	$(8,060)	$—	$—	$(8,060)

Total Liabilities	$(8,060)	$—	$—	$(8,060)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

31	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended August 31, 2012, the Fund had an ending monthly average market value of $256,119 and $271,893 on futures contracts purchased and sold, respectively.

32	Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

As of August 31, 2012, the Fund had outstanding futures contracts as follows:

Futures Contracts as of August 31, 2012 are as follows:

Contract Description	Buy/Sell	Unrealized Appreciation (Depreciation)	Percentage of Fund Net Assets
Energy	Buy	$29,316	2.70%
Energy	Sell	22,806	2.10
Livestock	Buy	(8,890)	(0.82)
Precious Metals	Sell	(20,187)	(1.86)

		$23,045	2.12%

33	Oppenheimer Global Multi Strategies Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/8/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/8/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/8/2012